SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) March 30, 2006

RESIDENTIAL ACCREDIT LOANS, INC. (as company under a Pooling and Servicing Agreement dated as of February 1, 2006 providing for, inter alia, the issuance of Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QO3)

                        Residential Accredit Loans, Inc.
             (Exact name of registrant as specified in its charter)

            DELAWARE                  333-131213-01              51-0368240
-----------------------------------------------------------------------------
  (State or other jurisdiction        (Commission)            (I.R.S. employer
        of incorporation)             file number)           identification no.)

          8400 Normandale Lake Blvd., Suite 250, Minneapolis, MN 55437
               (Address of principal executive offices) (Zip code)

        Registrant's telephone number, including area code (952) 857-7000

          (Former name or former address, if changed since last report)

                         Exhibit Index located on Page 2

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions .

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 8.01.  Other Events.

         On March 30, 2006, the RALI Series 2006-QO3 Trust (the "Trust") issued Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QO3, including the following publicly-offered classes: Class A-1, Class A-2, Class A-3, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class M-8 (the "Certificates").

         On March 30, 2006, Orrick, Herrington & Sutcliffe LLP delivered its legality opinion with respect to the Certificates and its opinion with respect to certain federal income tax matters.


Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits: The following are filed as Exhibits to this
Report:


Exhibit
Number

5.1  Opinion of Orrick, Herrington & Sutcliffe LLP.

8.1  Opinion of Orrick, Herrington & Sutcliffe LLP.

23.1 Consent of Orrick, Herrington & Sutcliffe LLP (included in opinion filed as
     Exhibit 5.1).

23.2 Consent of Orrick, Herrington & Sutcliffe LLP (included in opinion filed as
     Exhibit 8.1).



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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  RESIDENTIAL ACCREDIT LOANS, INC.


                                  By:          /s/Heather Anderson
                                      -------------------------------------
                                      Name:    Heather Anderson
                                      Title:   Vice President


Dated:  April 6, 2006


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Exhibit 5.1

Opinion of Orrick, Herrington & Sutcliffe LLP.

Exhibit 8.1

Opinion of Orrick, Herrington & Sutcliffe LLP.

Exhibit 23.1

Consent of Orrick, Herrington & Sutcliffe LLP (included in opinion filed as
Exhibit 5.1).

Exhibit 23.2

Consent of Orrick, Herrington & Sutcliffe LLP (included in opinion filed as
Exhibit 8.1).